UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): November 4, 1999



                             SONIC AUTOMOTIVE, INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                        1-13395               56-201079
 (State or other jurisdiction of   (Commission File Number)    (I.R.S Employer
 incorporation or organization)                              Identification No.)



       5401 E. Independence Boulevard                       28212
  (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (704) 532-3320


         (Former name, former address and former fiscal year, if changed since last report)

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ITEM 5:  OTHER EVENTS.

         In connection with the consummation of certain acquisitions of individually insignificant businesses which, in the aggregate, are significant under the provisions of Rule 3-05 of Regulation S-X, Sonic Automotive, Inc. will be filing financial statements and pro forma financial information relating to the following acquisitions which, when combined with previously filed financial statements of other acquisitions completed in 1999, comprise a majority of such individually insignificant acquisitions. Such financial statements and pro forma financial information will be filed in an amended filing as soon as practicable, but no later than January 18, 2000.

         On November 4, 1999, Sonic completed its acquisition of the assets of Freeland Holdings, Inc., which operates five automobile dealerships in Fort Myers, Florida, pursuant to an Amended and Restated Asset Purchase Agreement dated as of October 28, 1999 by and among Sonic, as buyer, Freeland & Schuh, Inc., South Gate Motors, Inc. and Freeland Holdings, Inc., as sellers, and George T. Freeland, Bernard G. Freeland, and Christopher G. Freeland, as shareholders of the sellers. The total aggregate purchase price for the acquisition was approximately $26 million which was financed with cash obtained from Sonic's $350 million acquisition line of credit with Ford Motor Credit Company (the "Revolving Facility"). The aggregate consideration was determined through arms length negotiations with the sellers.

         On August 3, 1999, Sonic completed its acquisition of the Manhattan Automotive Group, which operates four automobile dealerships in the Washington D.C. metropolitan area, pursuant to (i) an Agreement and Plan of Merger dated as of April 6, 1999 by and among Sonic, Manhattan Auto, Inc., Joseph Herson, Mollye Mills, John Jaffe and Richard Mills, as amended by a Letter Agreement dated as of August 3, 1999, and (ii) an Asset Purchase Agreement dated April 6, 1999 by and among Sonic, L.O.R. Inc., Waldorf Automotive, Inc., Manhattan Imported Cars, Inc. and the stockholders of L.O.R., Waldorf Automotive and Manhattan Imported Cars. The total purchase price for the acquisition was approximately $51 million which was financed with approximately $31 million in cash obtained from the Revolving Facility and 1,574,932 shares of Sonic's Class A common stock having a fair value at the time of issuance of approximately $20 million. The aggregate consideration was determined through arms length negotiations with the sellers.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The financial statements of Freeland Holdings, Inc. and the Manhattan Automotive Group will be filed as soon as practicable, but no later than January 18, 2000.

(B) PRO FORMA FINANCIAL INFORMATION. The pro forma financial information of Freeland Holdings, Inc. and the Manhattan Automotive Group will be filed as soon as practicable, but no later than January 18, 2000.

(C)      EXHIBITS.

Exhibit
Number   Description of Exhibits
------   -----------------------

99.1 Amended and Restated Asset Purchase Agreement dated as of October 28, 1999 by and among Sonic, Freeland & Schuh, Inc., South Gate Motors, Inc., Freeland Holdings, Inc., George T. Freeland, Bernard G. Freeland and Christopher G. Freeland.

99.2* Agreement and Plan of Merger dated as of April 6, 1999 by and among Sonic, Manhattan Auto, Inc., Joseph Herson, Mollye Mills, John Jaffe and Richard Mills (the "Manhattan Merger Agreement") (incorporated by reference to Exhibit 4.10 to Sonic's Registration Statement on Form S-3 (Registration No. 333-82615) (the "August 1999 Form S-3")).

99.3* Letter Agreement dated as of August 3, 1999 regarding amendment to the Manhattan Merger Agreement (incorporated by reference to Exhibit 4.11 to the August 1999 Form S-3).

99.4* Asset Purchase Agreement dated April 6, 1999 by and among Sonic, L.O.R., Inc., Waldorf Automotive, Inc., Manhattan Imported Cars, Inc. and the stockholders of L.O.R., Waldorf Automotive and Manhattan Imported Cars (incorporated by reference to Exhibit 10.3 to Sonic's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999).

*  Filed Previously

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      SONIC AUTOMOTIVE, INC.



Date: November 19, 1999    By:  /s/            Theodore M. Wright
      -----------------        -------------------------------------------------
                                                 THEODORE M. WRIGHT
                                       VICE PRESIDENT-FINANCE, CHIEF FINANCIAL
                                          OFFICER, TREASURER AND SECRETARY
                                    (PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER)